SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2012

APPLE REIT SIX, INC.

(Exact Name of Registrant as Specified in Its Charter)

VIRGINIA

(State or Other Jurisdiction of Incorporation)

000-51270	20-0620523
(Commission File Number)	(IRS Employer Identification No.)

814 East Main Street Richmond, Virginia	23219
(Address of Principal Executive Offices)	(Zip Code)

(804) 344-8121

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Six, Inc. (which is referred to below as the “Company”) is filing this report in accordance with Item 8.01 of Form 8-K.

Item 8.01	Other Events

On November 30, 2012, the Company issued a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that following the unanimous approval of its Board of Directors, it had entered into an Agreement and Plan of Merger with BRE Select Hotels Holdings LP (“Buyer”) and BRE Select Hotels Corp, a wholly-owned subsidiary of Buyer (“Acquisition Sub”).

Additional Information about the Merger and Where to Find It:

In connection with the proposed Merger of the Company with and into Acquisition Sub, the Company and Acquisition Sub intend to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a registration statement on Form S-4 that will contain a proxy statement/prospectus. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ACQUISITION SUB AND THE MERGER. The proxy statement/prospectus and other materials (when they become available) containing information about the proposed transaction, and any other documents filed by the Company and Acquisition Sub with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by the Company by directing a written request to Apple REIT Six, Inc., 814 East Main Street, Richmond, Virginia 23219, Attention: Investor Relations.

The Company and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the merger. Information about those executive officers and directors of the Company and their ownership of Company securities is set forth in the proxy statement for the Company’s 2012 Annual Meeting of Shareholders, which was filed with the SEC on April 10, 2012. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its executive officers and directors in the merger by reading the proxy statement/prospectus regarding the merger when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.

a. Financial Statements of business acquired.

None.

b. Pro forma financial information.

None.

c. Shell company transaction.

None.

d. Exhibits.

99.1	Press Release dated November 30, 2012

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLE REIT SIX, INC.

Date: November 30, 2012	By:	/s/ Glade M. Knight
Glade M. Knight
Chief Executive Officer